UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013

SPIRE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12742	04-2457335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park, Bedford, Massachusetts	01730-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 275-6000

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    On May 16, 2013, Spire Corporation (the “Company”) held a Special Meeting in Lieu of Annual Meeting of Stockholders.  At the close of business on April 2, 2013, the voting record date, there were 9,207,874 shares of Company common stock outstanding and entitled to vote. At the meeting, 8,176,103, or 88.79%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person.

(b)    At the meeting, stockholders voted on the following:

(i)    Proposal Number 1

The number of directors was fixed at seven.  Udo Henseler, David R. Lipinski, Mark C. Little, Roger G. Little, Michael J. Magliochetti, Guy L. Mayer and Roger W. Redmond were elected to the Board of Directors to hold office until the 2014 annual meeting of stockholders. The results for Proposal Number 1 were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Udo Henseler	4,231,782	41,194	—	3,903,127
David R. Lipinski	4,228,582	44,394	—	3,903,127
Mark C. Little	3,853,699	419,277	—	3,903,127
Roger G. Little	3,871,499	401,477	—	3,903,127
Michael J. Magliochetti	4,234,382	38,594	—	3,903,127
Guy L. Mayer	2,126,177	2,146,799	—	3,903,127
Roger W. Redmond	4,236,182	36,794	—	3,903,127

(ii)    Proposal Number 2

Stockholders ratified the selection of McGladrey LLP to act as the Company's independent registered public accountants for the fiscal year ending December 31, 2013. The results for Proposal Number 2 were as follows:

For	Against	Abstained	Broker Non-Votes
7,732,783	154,788	288,532	—

(iii)    Proposal Number 3

Shareholders voted on a non-binding and advisory basis on the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion. The results for Proposal Number 3 were as follows:

For	Against	Abstained	Broker Non-Votes
4,198,774	51,851	22,351	3,903,127

(iv)    Proposal Number 4

Shareholders voted on a non-binding and advisory basis on the frequency of holding future advisory votes on named executive officer compensation. The results for Proposal Number 4 were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
571,145	23,639	3,657,547	20,646	3,903,126

Consistent with the recommendation of the Board of Directors and the outcome of the non-binding advisory vote of the shareholders on the frequency of holding future advisory votes on named executive officer compensation, the Company has determined it will include a non-binding advisory shareholder vote on the compensation of the Company's named executive officers in its proxy materials every three years until the next required vote on the frequency of shareholder votes on the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE CORPORATION

Date: May 23, 2013	By:	/s/ Robert S. Lieberman
Robert S. Lieberman
Chief Financial Officer and Treasurer

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